UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 10, 2017
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders held on May 10, 2017, the shareholders of Canadian Pacific Railway Limited (the “Corporation”) voted on (1) appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders, (2) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say-on-Pay vote”) and (3) the election of 10 directors nominated by the Corporation’s board (the “Board”) to serve until the Corporation’s next annual meeting of shareholders or until their successors are elected or appointed. The proposals are further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 16, 2017 (the “Proxy Statement”).

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted upon by the Corporation’s shareholders.

1) Appointment of Auditor. The shareholders approved the appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders.

Votes For	Votes Withheld	Broker Non-Votes
113,295,587	408,532	24,161

2) Advisory Vote to Approve the Compensation of the Corporation’s Named Executive Officers. The shareholders voted for, on a non-binding advisory basis, the approval of the compensation of the Corporation’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement. Although this Say-on-Pay vote is an advisory vote and the results are not binding upon the Board, the Board will take into account the results of this vote, together with other shareholder feedback and best practices in compensation and governance.

Votes For	Votes Against	Broker Non-Votes
78,407,117	31,860,635	3,460,531

4) Election of Directors. The following individuals were elected to the Corporation’s Board of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
The Hon. John Baird	108,020,723	2,271,194	3,436,366
Isabelle Courville	104,707,942	5,583,975	3,436,366
Keith E. Creel	109,864,163	427,754	3,436,366
Gillian (Jill) H. Denham	109,524,368	767,549	3,436,366
William R. Fatt	109,865,152	426,765	3,436,366
Rebecca MacDonald	107,639,756	2,652,161	3,436,366
Matthew H. Paull	109,145,257	1,146,660	3,436,366
Jane Peverett	109,530,250	761,667	3,436,366
Andrew F. Reardon	109,410,752	881,165	3,436,366
Gordon T. Trafton II	109,368,153	923,764	3,436,366

ITEM 8.01    Other Events.

On May 10, 2017, the Corporation issued a press release announcing the results of the 2017 Annual Meeting of Shareholders and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated May 10, 2017, announcing the results of the 2017 Annual Meeting of Shareholders and director elections

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2017

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Scott Cedergren
		Name:	Scott Cedergren
		Title:	Assistant Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated May 10, 2017, announcing the results of the 2017 Annual Meeting of Shareholders and director elections